SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                           ACCUIMAGE DIAGNOSTICS CORP.
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)


                                (NOT APPLICABLE)
     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1) Title of each class of securities to which transaction applies:

           2)     Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)     Proposed maximum aggregate value of transaction:

           5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:

           2)   Form, Schedule or Registration Statement No.:

           3)   Filing Party:

           4)   Dated Filed:

                           ACCUIMAGE DIAGNOSTICS CORP.
                               400 GRANDVIEW DRIVE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 14, 2003

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), will be held on February 14, 2003, at 10:00 a.m., local time, at 400 Grandview Drive, South San Francisco, California 94080 for the following purposes:

1. To elect seven directors to serve for the ensuing year and until their successors are elected and qualified.

2. To ratify the appointment of Odenberg, Ullakko, Muranishi & Co., L.L.P. as the Company's independent accountants.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on December 27, 2002 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                             By order of the Board of Directors,


                                             C. Allen Wall
                                             Chairman of the Board

South San Francisco, California
January 14, 2003





ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                           ACCUIMAGE DIAGNOSTICS CORP.
                               400 GRANDVIEW DRIVE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                 PROXY STATEMENT

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on February 14, 2003 at 10:00 a.m., local time. Only holders of record of the Company's Common Stock at the close of business on December 27, 2002, the record date fixed by the Company's Board of Directors (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding 22,886,295 shares of Common Stock. The Annual Meeting will be held at the Company's headquarters located at 400 Grandview Drive, South San Francisco, California 94080.

VOTING AND REVOCABILITY OF PROXIES

         All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Chairman of the Board of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

         Holders of Common Stock are entitled to one vote for each share of Common Stock held to vote on each matter to be considered and acted upon at the Annual Meeting. There are no cumulative voting rights in the election of directors. Broker non-votes and shares held by stockholders present in person or by proxy at the meeting but abstaining on a vote will be counted in determining whether a quorum is present at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

         Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         The Company intends to mail this proxy statement on or about January 17, 2003.

         A copy of the Company's Annual Report on Form 10-KSB, without exhibits thereto, for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission (the "SEC") accompanies this Proxy Statement. Stockholders may obtain, for the cost of copying, a copy of any exhibits thereto by writing: AccuImage Diagnostics Corp., 400 Grandview Drive, South San Francisco, California 94080, Attention: Investor Relations.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders that are intended to be presented at the Company's 2003 Annual Meeting of shareholders must be received by the Company no later than September 1, 2003 in order to be included in the proxy statement and proxy relating to that meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules. The following table sets forth certain information as of January 6, 2003, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.


                              NAME AND ADDRESS OF                       AMOUNT AND NATURE OF            PERCENT
     TITLE OF CLASS           BENEFICIAL OWNER (1)                     BENEFICIAL OWNERSHIP(A)          OF CLASS
     ______________           ____________________                     _______________________          ________

Common Stock              C. Allen Wall, M.D.                                   6,457,327(b)              28.2%

Common Stock              Douglas P. Boyd, Ph.D.                                2,510,732                 11.0%
                          1115 Lakeview Drive,
                          Hillsborough, CA 94010

Common Stock              Chung Lew
                          361 Mulls Farm Rd.                                    1,844,000(c)               8.1%
                          Southport, CT  06490

Common Stock              John Klock, M.D.                                      1,480,040(d)               6.5%

Common Stock              Chris Shepherd                                          888,570(e)               3.9%

Common Stock              Louis J. Kearn, Ph.D.                                   416,667                  1.8%

Common Stock              Leon Kaufman, Ph.D.                                      75,000(f)                 *

Common Stock              Shelley Powers                                           77,500(g)                 *

Common Stock              Oscar Gils Carbo                                         25,000(h)                 *


                                       2




Common Stock              Stephen Franke                                           22,500(i)                 *

Common Stock              Hirsch Handmaker, M.D.                                      -0-                    *

Common Stock              Julius R. Krevans, M.D.                                     -0-                    *

Common Stock              All directors and executive officers as               9,442,604                 41.3%
                          a group (10 persons)


(*) Less than 1.0%.
(1) The address for each of the  individuals  listed,  unless  otherwise  stated,  is: 400 Grandview  Drive,  South
    San Francisco, CA   94080.
(a) As of the Record Date, 22,886,295 shares of common stock were outstanding. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. The term beneficial ownership with respect to a security is defined by
    Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition)
    with respect to the security through any contact, arrangement, understanding, relationship, or otherwise. Stock warrants and options are exercised for the Company's Common Stock, pursuant to the Plan.
(b) Includes 3,040,000 shares owned directly, 3,398,577 owned by C. A. Wall Family Foundation, which is beneficially owned and controlled by Dr. Wall, and 18,750 vested stock options, as of December 27, 2002 or exercisable within 60 days thereafter.
(c) Includes 1,544,000 shares owned directly and 300,000 warrants exercisable for common stock.
(d) Includes  1,011,905  shares owned directly,  416,667  warrants  exercisable  for common stock,  and 51,468 vested stock options as of December 27, 2002 or exercisable within 60 days thereafter.
(e) Includes 628,570 shares owned directly and 175,000 vested stock options as of December 27, 2002 or exercisable within 60 days thereafter. Also includes 85,000 shares owned by Mr. Shepherd's wife to which Mr. Shepherd disclaims any beneficial interest.
(f) Includes 75,000 vested stock options, as of December 27, 2002 or exercisable within 60 days thereafter.
(g) Includes 77,500 vested stock options, as of December 27, 2002 or exercisable within 60 days thereafter.
(h) Includes 25,000 vested stock options, as of December 27, 2002 or exercisable within 60 days thereafter.
(i) Includes 22,500 vested stock options, as of December 27, 2002 or exercisable within 60 days thereafter.




                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS


NAME                        AGE             POSITION                       DIRECTOR SINCE
____                        ___             ________                       ______________

C. Allen Wall               74    Director and Chairman of the Board            2001

Hirsch Handmaker, M.D.      62    Director                                      2002

Leon Kaufman, Ph.D.         60    Director and Chief Executive Officer          2001

Louis J. Kearn, Ph.D.       77    Director                                      2002

John C. Klock, M.D          57    Director                                      2000

Julius R. Krevans, M.D.     78    Director                                      2002

Chris Shepherd              55    Director                                      1997



         Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

         There are seven nominees for the seven Board positions currently established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any director is unable to stand for re-election, the Board may designate a substitute. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. Directors are elected by a plurality of the votes cast, which means the seven candidates receiving the greatest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACHOF THE NOMINEES
                            FOR DIRECTOR NAMED BELOW


         Seven directors will be elected at the Annual Meeting to serve for a one-year term expiring on the date of the annual meeting in 2004. Proxies can be voted for no more than seven nominees. The following table sets forth certain information regarding the Company's directors and nominees.




C. ALLEN WALL, M.D., CHAIRMAN OF THE BOARD, graduated from St. Louis School of Medicine, St. Louis, Missouri with an M.D. degree in 1951 following which he was Assistant Resident and Chief Surgical Resident at St. Louis University Hospital from 1951 - 1956. He subsequently served as a fellow in Vascular Diseases at the Walter Reed Army Medical Center from 1956 - 1957. He is certified by the American Board of Surgery and the American College of Surgeons. He has published over sixty scientific articles in the fields of Surgery and Vascular Surgery. He is the founder and chairman of the Wall Medical Group, a San Francisco Bay Area Multi-specialty group of medical clinics since 1959.

HIRSCH HANDMAKER, M.D., DIRECTOR, earned his Bachelor of Science degree at The University of Arizona and his M.D. at The University of Southern California College of Medicine. He was a founder, President and Chairman of the Boards of RadPharm, Inc., and Diagnostic Networks, Inc., was a member of the Board of Directors of The Cyclotron Corporation and Diatide, Inc., has been a consultant or advisor to various other public and private companies, and served as a Director of the Society of Nuclear Medicine Education and Research Foundation. He is the Founder and President of Healthcare Technology Group, a management and consulting firm specializing in providing technical and business advice to investors, private and public corporations, hospitals, medical practices, and individuals interested in the health care and medical technology business sectors. Dr. Handmaker served as Executive Director of the Arizona Institute of Nuclear Medicine and Medical Director of Papago Imaging, both in Phoenix, Arizona, from 1994 to 1997. He previously was Vice-Chairman of the Department of Nuclear Medicine, California Pacific Medical Center and Director of Nuclear Medicine at Children's Hospital of San Francisco for 22 years prior to his return to Arizona. He is a diplomat of the American Boards of Radiology and Nuclear Medicine and a Fellow of the American College of Nuclear Physicians. He has authored and co-authored over fifty original publications and two textbooks concerned with nuclear medicine and diagnostic imaging. Dr. Handmaker currently serves as Chairman and Acting CEO of VirtuRad, serves on The Advisory Board of The Arizona Cancer Center and is Chairperson of the Steering Committee of the Women's Cancer Prevention arm of The Arizona Cancer Center.



LEON KAUFMAN, PH.D., CHIEF EXECUTIVE OFFICER AND DIRECTOR, received his BS in Engineering Physics and Ph.D. in Physics degrees from the University of California, Berkeley, and is Professor Emeritus of Physics, University of California at San Francisco, where he spent 24 years in the Radiology Department and in the Nuclear Medicine Section. In this field he developed a number of advanced counting and imaging devices incorporating gas-filled wire chambers and room temperature and cryogenic semiconductor detectors. He initiated the UCSF MRI program in 1975, a program that was supported successively by Pfizer, Diasonics and Toshiba. Under his direction three trend setting products were developed: The mid-field MT/S, the first whole body superconducting MRI system to receive FDA approval, and the first practical unit because it incorporated multislice and spin echo imaging; Access, the first commercial open MRI, operating at an ultra-low field; and, OPART, the first mid-field, superconducting, cryogenless open MRI, a unit that has defined the future standards for open MRI. Dr. Kaufman spent six years at Toshiba as Chief Scientist and Vice President of Engineering. He also is the President of International MRI Accreditation Resources, LLC. He has over 400 publications and holds 39 MRI and image processing patents with 19 others filed.



LOUIS J. KEARN, DIRECTOR, received a Ph.D. in Business Administration from the University of San Francisco. He is Founder and Chairman, Emeritus, of COIT Services, one of the largest drapery and carpet cleaning companies in the United States. He is also the founder of the Kearn Family Research Center of Retinal Degeneration at the University of California, San Francisco Medical Center.

JOHN C. KLOCK, M.D., DIRECTOR, is a board-certified Internist and Hematologist-Oncologist and was formerly an academic physician at the University of California, San Francisco. Since 1986 he has been involved in the start-up of five biotechnology companies including Glycomed, Inc., Glyko Biomedical, Ltd. and BioMarin Pharmaceutical, Inc. Dr. Klock is also a 50% shareholder of Holistica Hawaii, LLC. Through Holistica Hawaii, he is interested in applying modern biotechnology and high-technology tools for disease prediction and health screening and developing individualized programs for persons interested in maintaining optimal health.



JULIUS R. KREVANS, M.D., DIRECTOR, was the fifth chancellor of the University of California, San Francisco (UCSF, 1982-93). During his tenure, UCSF experienced many achievements. In 1989, UCSF applauded its first Nobel Prize winners, J. Michael Bishop and Harold Varmus. UCSF also played a critical role in spawning the biotechnology industry during these years. Under Dr. Krevans' leadership, UCSF attracted many women and minority students to careers in health sciences. Before his appointment as chancellor, Dr. Krevans served as Dean of the School of Medicine at UCSF from 1971-1982. He was also active on the boards and committees of numerous national foundations, government agencies, and organizations including the National Academy of Science's Institute of Medicine and the American Board of Internal Medicine. He served as the chair of the Association of American Medical Colleges from 1980-81, helping to develop public policy for this organization. He was also a director of the Clinical Scholar program, a director of both the James Picker and Bank of America-Giannini Foundation, and a member of the Association of American Physicians.



CHRIS R. SHEPHERD, DIRECTOR, RECEIVED HIS Bachelor of Arts in Economics from the University of Regina, Saskatchewan, Canada. From 1971 to 1981, he was an employee or independent distributor for a Toronto based international engineered building manufacturing company. His current and previous positions in private companies include President, Arco Structures Inc., an Alberta Company; President, Seacrest Development Corp., Surrey, B.C.; President, Olympic Silver Resources Inc., a Nevada Company; Director, Vanasia International Educational Consultancy Ltd., Vancouver, B.C. Mr. Shepherd has been involved in the financing, strategic planning, and marketing of syndicated real estate investment projects and has been a consultant to several public companies requiring seed capital financing or investor relations consulting services.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Dr. Leon Kaufman, Ph.D., Chief Executive Officer and a director of the Company, is also President of International MRI Accreditation Resources, LLC.
(IMAR). IMAR provides services for one of the Company's customers and was paid $5,542. During fiscal year 2001, the Company paid Dr. Kaufman $2,500 in interest on a June 2001 loan.

         Dr. Klock, a director of the Company, is Chairman and a 50% shareholder of Holistica Hawaii, LLC, which purchased a workstation and eStation3D from the Company. Sales to Holistica Hawaii for the fiscal year ended September 30, 2002 amounted to $5,000. The sales were made on the same terms as those given to unaffiliated third parties, and the Board determined the transactions were fair to the Company. During FY 2001, the Company paid Dr. Klock $2,500 in interest on a June 2001 loan.

         Dr. Hirsch Handmaker, a director of the Company, is also Chairman and Acting CEO of VirtuRad.com, LLC. On March 1, 2002, the Company entered into a contract with VirtuRad to provide AccuStitch software which is to be used in conjunction with VirtuRad products that are sold and/or distributed by VirtuRad to VirtuRad customers.

BOARD COMMITTEES AND MEETINGS

         During fiscal year ended September 30, 2002 the Board of Directors held 12 meetings. Each incumbent director attended at least 75 percent of the meetings held during the part of fiscal year 2001 during which he was a director, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors has the following committees: Audit, Budget, Compensation, Executive, and Nominating.

         The Audit Committee, consisting of Mr. Shepherd, Chair, and Dr. Kearn, recommends the engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and system of internal controls. The Audit Committee met two times during fiscal year 2001.

         The Budget Committee, consisting of Dr. Wall, Chair, and Mr. Shepherd, reviews and makes recommendations with respect to the Company's annual budget, investments, financing arrangements and the creation, incurrence, assumption or guaranty by the Company of any indebtedness, obligation or liability, except, in each case, for any such transactions entered into in the ordinary course of business of the Company. The Budget Committee met two times during fiscal year 2001.

         The Compensation Committee, consisting of Drs. Klock, Chair, and Kearn, makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers, administers the Company's Stock Option Plan, including the grant of options, and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee met four times in fiscal year 2001.

         The Executive Committee, consisting of Drs. Wall, Chair, and Kaufman, has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company, except as provided in the Nevada General Corporation Law or the Bylaws of the Company. The Executive Committee met ten times in fiscal year 2001.

         The Nominating Committee, consisting of Drs. Wall, Chair, and Krevans, recommends candidates to fill vacancies on the Board of Directors or any committee thereof, which vacancies may be created by the departure of any directors, or the expansion of the number of members of the Board. The Nominating Committee gives appropriate consideration to qualified persons recommended by stockholders for nomination as directors provided that such recommendations are made in accordance with the Company's Bylaws and are accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee. The Nominating Committee met one time in fiscal year 2001.



BOARD MEMBER COMPENSATION

         EMPLOYEE DIRECTOR COMPENSATION. Directors who are also employees of the Company receive no fees for services provided in their capacity as directors, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees. See "EXECUTIVE COMPENSATION."

         NON-EMPLOYEE DIRECTOR COMPENSATION. Directors who are not employees of the Company are reimbursed for expenses relating to attendance at Board of Directors and committee meetings. In connection with their services to the Company, non-employee directors are also entitled to receive a one-time grant of 75,000 non-qualified options pursuant to Company's Stock Option Plan. Mr. Shepherd received $8,272 in travel reimbursements relating to his service as a director.

         Options granted to non-employee directors have terms of ten years and the shares underlying the option vest over four years at the rate of 25% annually from the anniversary date. The exercise price of each option granted equals the fair market value of the Common Stock on the date of grant. For the fiscal year ended September 30, 2001, stock options were granted to the new members of the Board of Directors, as follows: Drs. Wall, Krevans, Kearn, and Handmaker.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

         The following Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the Company's most highly paid executive officers (collectively referred to as the "Named Executive Officers"). Compensation data for other executive officers is not presented in the graphs because aggregate compensation for such executive officers does not exceed $100,000 for services rendered in all capacities during the fiscal year. This information includes the dollar value of base salaries, bonus awards, the number of SARs/options granted, and certain other compensation, if any, whether paid or deferred.



                                                                             LONG-TERM
                                            ANNUAL COMPENSATION         COMPENSATION AWARDS
                                            ___________________         ___________________

                                                                                        NUMBER
                                                                                      OF SHARES
                                                                     OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR       SALARY       BONUS     COMPENSATION(g)   OPTIONS(h)    COMPENSATION
___________________________       ____       ______       _____     _______________   __________    ____________

Leon Kaufman, Ph.D.,              2002      $220,000     $   -0-(e)      $  -0-          75,000         $ -0-
   C.E.O.(a)

Shelley Powers, V.P.              2001      $146,667     $60,000(f)      $  -0-             -0-         $ -0-
-Applications(b)                  2002      $118,678(d)  $   -0-         $3,169           7,500         $ -0-

                                  2001      $127,326(d)  $   -0-         $3,000             -0-         $ -0-
                                  2000      $ 65,238     $   -0-         $1,410          50,000         $ -0-

Oscar Gils Carbo, V.P. -          2002      $150,000     $18,750(e)      $4,500          25,000         $ -0-
   Operations(c)
                                  2001      $ 75,000     $28,125(f)      $  -0-             -0-         $ -0-


(a)  Dr. Kaufman became the Company's Chief Executive Officer on February 1, 2001.
(b)  Ms. Powers started with the Company on June 22, 1998. On October 23,
     2000, she was promoted to Vice President - Clinical Development; prior to this date, she was Vice President - Sales.
(c)  Mr. Gils Carbo started with the Company on April 1, 2001.
(d)  Includes $18,554 and $34,468 in sales commissions paid for fiscal years 2001 and 2000, respectively.
(e)  Represents estimated executive bonus earned in fiscal year 2001 which shall be paid in fiscal year 2002.
(f)  Represents executive bonus earned in fiscal year 2000 which was paid in fiscal year 2001.
(g)  Represents the Company's matching contributions, of 3.0%, to its IRA plan.
(h)  Represents vested options granted by the Company, vested stock options as of December 27, 2002 or exercisable within 60 days thereafter.



STOCK OPTION PLAN

          During 1998, the Company approved a Stock Option Plan that authorized the issuance of options for up to 1,600,000 shares of the Company's common stock. On December 23, 1999, the Board authorized another 500,000 available for grant. The shareholders approved the plan at the Company's annual meeting on June 29, 2000. On September 15, 2001, the Board authorized an additional 2,000,000 shares available for grant and the shareholders approved the amendment at the Company's annual meeting held on March 6, 2002. Under this plan, no option may be exercised after the expiration date of ten years from the date of grant and no option may be exercised as to less than one hundred (100) shares at any one time. There are two categories of options: Incentive Stock Options (ISO) and Non-Qualified Stock Options (NSO).

          ISOs are granted to employees and the purchase price shall not be less than the Fair Market Value of the common stock share at the date of grant and no ISO shall be exercisable more than ten (10) years from date of grant except that in the case of any person who owns more than 10% of the voting power of all classes of stock, no ISO shall be exercisable more than five (5) years from date of grant.

          NSOs may be granted to any eligible participant. The purchase price shall not be less than 85% of the Fair Market Value of the shares at the time except that when the grantee owns more than 10% of the voting power of all classes of stock at the time of grant, the price is be 110% of the Fair Market Value of the shares at the time of the grant. No NSO shall be exercisable more than ten (10) years from the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the options granted during the last fiscal year to each of the Named Executive Officers of the Company:



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
______________________________________________________________________________________________
                                INDIVIDUAL GRANTS
______________________________________________________________________________________________

                     NUMBER OF         % OF TOTAL
                     SECURITIES        OPTIONS/SARS
                     UNDERLYING        GRANTED TO
                     OPTIONS/SARS      EMPLOYEES IN        EXERCISE OR BASE
        NAME          GRANTED (#)      FISCAL YEAR (A)     PRICE ($/SH)         EXPIRATION DATE
        ____         ____________      _______________     _________________    _______________

Leon Kaufman          75,000               5.1%                  $0.24              04/12/2012

Shelley Powers        25,000               1.7%                  $0.24              04/12/2012

Oscar Gils Carbo      25,000               1.7%                  $0.24              04/12/2012

Stephen Franke        35,000               2.4%                  $0.17              09/30/2012


(a)      Based on 1,470,020 options granted to all employees and contractors.


OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

         The following table provides information with respect to option exercises in fiscal year ended September 30, 2002, by the Named Executive Officers and the value of such officers' unexercised, vested options at September 30, 2002.



                         AGGREGATED OPTIONS EXERCISED AND OPTION VALUES IN LAST FISCAL YEAR
___________________________________________________________________________________________________________________
                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                          OPTIONS AT FY-END(a)       MONEY OPTIONS AT FY-END ($)(b)
                                                         ______________________      ______________________________
                            SHARES
                         ACQUIRED ON    VALUE REALIZED
        NAME             EXERCISE (#)         ($)       EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
        ____             ____________   ______________  _________________________      _________________________

Leon Kaufman                  -0-            -0-            75,000 / 300,000                $12,750 / $72,000

Shelley Powers                -0-            -0-             77,500 / 47,500                 $13,175 / $8,075

Oscar Gils Carbo              -0-            -0-             25,000 / 100,000                $4,250 / $17,000

Stephen Franke                -0-            -0-             22,500 / 102,500                $3,825 / $17,425


(a)      Vested stock  options as of December 27, 2002 or within 60 days  thereafter.  Stock  options are vested on an annual basis.
(b)      Based on a closing price of $0.17 of the Company's common stock on September 30, 2002.



                          COMPENSATION COMMITTEE REPORT

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, composed of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

         The Company's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

         The Company's executive compensation program consists of three elements: Base Salary, Bonus, and Equity Based Compensation.

         BASE SALARY. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

         BONUS. Bonus awards are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills. Quarterly and annual revenue targets with associated bonuses are an effective way to motivate executives to develop the Company's revenues consistently, while annual profit bonuses incentivize executives to maintain the Company in a profitable state.

         EQUITY BASED COMPENSATION. Long-term incentive awards are designed to develop and maintain strong management through share ownership. The purposes of the Plan are to induce persons of outstanding ability and potential to join and remain with the Company; to provide an incentive for such employees, as well as for non-employee consultants, to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company; and to attract and retain key personnel through the grant of options to purchase shares of the Company's Common Stock. During fiscal year ended September 30, 2001, the Board of Directors awarded 430,000 options to its Chief Executive Officer and other executive officers as set forth on the above chart.


                    2001 CHIEF EXECUTIVE OFFICER COMPENSATION


         Effective February 1, 2001, the Board appointed Leon Kaufman, Ph.D. as the Chief Executive Officer. Pursuant to his Employment Agreement, Dr. Kaufman was entitled to a base salary equivalent to $220,000, and he was granted an option to purchase 300,000 shares of the Company's Common Stock. He was granted an additional 75,000 options in fiscal year 2001. Additionally, he was entitled to an incentive bonus based on various milestones including the Company's quarterly and annual gross revenues and net profit, and number of patents filed. His bonuses for fiscal year 2000 and 2001 totaled $60,000 and $0, respectively. The Committee believes that the base salary and other terms and conditions of Kaufman's employment were consistent with the foregoing philosophy and objectives and reflected the scope and level of his responsibilities.


MEMBERS OF THE COMPENSATION COMMITTEE


John C. Klock, M.D., Chair
Louis J. Kearn, Ph.D.


FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal year ended September 30, 2002, all forms have been filed.

                                  PROPOSAL TWO

                      RATIFICATION OF INDEPENDENT AUDITORS

         Action is to be taken at the Annual Meeting with respect to the ratification of independent auditors, who were nominated by the Audit Committee, to examine the financial statements of the Company for fiscal year 2001. Unless otherwise directed therein, proxies received pursuant to this solicitation will be voted for the ratification of Odenberg, Ullakko, Muranishi & Company LLP, who served as the Company's auditors since November 25, 2002. Although the ratification of independent auditors is not required to be submitted to a vote of the shareholders, the Board of Directors believes that such ratification is a matter on which the shareholders should express their opinion. If the shareholders do not ratify Odenberg, Ullakko, Muranishi & Company LLP, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. Odenberg, Ullakko, Muranishi & Company LLP has advised the Company that no member of its firm has any direct or indirect material financial interest in the Company. Representatives of Odenberg, Ullakko, Muranishi & Company LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO





                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



                                            By Order of the Board of Directors,



                                            C. Allen Wall
                                            Chairman of the Board

January 14, 2003